Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3 TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 25, 2019 (this “Amendment”), is among Lam Research Corporation, a Delaware corporation, as borrower (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the definitions provided therefor in the Credit Agreement referenced below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of November 10, 2015 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders party hereto agree to make certain amendments to the Existing Credit Agreement and the Administrative Agent and the requisite Lenders have so agreed upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Existing Credit Agreement. The parties hereto agree that the Existing Credit Agreement is hereby amended as follows upon the satisfaction of the conditions set forth in Section 2 below:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to (i) delete the term “Capitalization Covenant” appearing therein and (ii) amend and restate the following existing definitions, or add the following new definitions in their appropriate alphabetical order, as the case may be:

“Consolidated Adjusted EBITDA” means, for any period, an amount determined for the Borrower and its Subsidiaries on a consolidated basis equal to (i) Consolidated Adjusted Net Income, plus (ii) the sum, without duplication, to the extent not already added in the definition of Consolidated Adjusted Net Income, of the amounts for such period of (a) consolidated interest expense of the Borrower and its Subsidiaries, plus (b) provisions for taxes based on income, plus (c) total depreciation expense, plus (d) total amortization expense, plus (e) losses from dispositions of assets or liabilities outside of the ordinary course of business, plus (f) other non-cash items reducing Consolidated Adjusted Net Income (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period), plus (g) unusual or non-recurring charges arising from the restructuring or rationalization of product lines, minus (iii) the sum, without duplication, to the extent not already deducted in the definition of Consolidated Adjusted Net Income, of the amounts for such period of (a) other non-cash items increasing Consolidated Adjusted Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), plus (b) interest income, plus (c) other income, plus (d) gains from dispositions of assets or liabilities outside of the ordinary course of business for such period. If during such period, the Borrower or any of its Subsidiaries shall have made an acquisition or disposition for consideration in excess of $50,000,000, Consolidated Adjusted EBITDA for such period shall be calculated on a pro forma basis in accordance with Section 1.04(b).

“Leverage Covenant” has the meaning assigned to such term in Section 6.05.

“Third Amendment Effective Date” means February 25, 2019.

(b) Section 1.04 of the Existing Credit Agreement is hereby amended to add the following as a new clause (c) thereof:

(c) Notwithstanding anything to the contrary contained in Section 1.04(a) or in this Agreement, in the event of an accounting change regarding which leases are required to be capitalized, those leases in existence on the Third Amendment Effective Date that would constitute capital leases in conformity with GAAP on the Third Amendment Effective Date shall be considered capital leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.

(c) Section 6.01(h) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) Indebtedness of any Subsidiary that is a Loan Party so long as, at the time of the incurrence thereof and after giving effect thereto (on a pro forma basis), the Borrower is in pro forma compliance with the Leverage Covenant;

(d) Section 6.05 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.05. Financial Covenant. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters ending on and after December 23, 2018, of (i) Consolidated Total Indebtedness to (ii) Consolidated Adjusted EBITDA for the four fiscal quarter period then ended to be greater than 3.50 to 1.00 (the “Leverage Covenant”).

2. Conditions Precedent. This Amendment shall be effective upon the date on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment, duly executed by the Borrower, the Required Lenders and the Administrative Agent.

(b) Fees and Expenses. All costs and expenses (including, without limitation, legal fees and expenses of counsel to the Administrative Agent), to the extent invoiced at least two Business Days prior to the Third Amendment Effective Date, payable to the Administrative Agent shall have been paid on or prior to the Third Amendment Effective Date.

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3. Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders, that:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Loan Documents (as amended hereby, but excluding the representations and warranties set forth in Sections 3.04(b) and 3.06(a) of the Credit Agreement) are true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) with the same effect as though made on and as of the date hereof, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Effect or other materiality qualifier) as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the Third Amendment Effective Date and except as expressly set forth herein, each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as specifically amended by this Amendment.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5. Miscellaneous.

(a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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(c) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LAM RESEARCH CORPORATION, as the Borrower

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Executive Vice President and Chief Executive Officer

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Alex McKindra
Name:	Alex McKindra
Title:	Managing Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

Bank of America, N.A.

By	/s/ Janet Fung
	Name:	Janet Fung
	Title:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

GOLDMAN SACHS BANK USA

By	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

BARCLAYS BANK PLC

By	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

Citibank, N.A.

By	/s/ Carmen-Christina Kelleher
	Name:	Carmen-Christina Kelleher
	Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

HSBC Bank USA, National Association

By	/s/ Sam Stockwin
	Name:	Sam Stockwin
	Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender: MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ Aileen Supeña Throne
	Name:	Aileen Supeña Throne
	Title:	Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

Wells Fargo, N.A.

By	/s/ Elizabeth Gaynor
	Name:	Elizabeth Gaynor
	Title:	Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

SUNTRUST BANK

By	/s/ Christian Sumulong
	Name:	Christian Sumulong
	Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

For any Lender requiring a second signature line:

By	/s/ Annie Chung
	Name:	Annie Chung
	Title:	Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

BNP Paribas

By	/s/ Gregory Paul
	Name:	Gregory Paul
	Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Liz Cheng
	Name:	Liz Cheng
	Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

PNC Bank, National Association, as a Lender

By	/s/ Scott W. Miller
	Name:	Scott W. Miller
	Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation

Name of Lender:

MIZUHO BANK, LTD.

By	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of November 10, 2015

Lam Research Corporation